------------------------------
LIBERTY ALL * STAR EQUITY FUND

NEW YORK STOCK EXCHANGE TRADING SYMBOL: USA

FUND MANAGER

Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts 02210-2214
1-617-722-6036
Internet: http://www.lamco.com

INDEPENDENT AUDITORS

KPMG Peat Marwick llp
99 High Street
Boston, Massachusetts 02110

CUSTODIAN

Boston Safe Deposit & Trust Company
One Cabot Road
Medford, Massachusetts 02155

INVESTOR ASSISTANCE,
TRANSFER AND DIVIDEND
DISBURSING AGENT AND REGISTRAR

State Street Bank and Trust Company
P.O. Box 8200, Boston, Massachusetts 02266-8200
1-800-LIB-FUND (1-800-542-3863)

LEGAL COUNSEL

Bingham, Dana & Gould
150 Federal Street
Boston, Massachusetts 02110

TRUSTEES

Robert J. Birnbaum*
Harold W. Cogger
James E. Grinnell*
Richard W. Lowry*

OFFICERS

Harold W. Cogger, Chairman of the Board of Trustees
Richard R. Christensen, President & Chief Executive Officer
William R. Parmentier, Jr., Vice President & Chief Investment Officer Timothy J. Jacoby, Treasurer
Peter L. Lydecker, Controller
John L. Davenport, Secretary

*Member of the audit committee.

Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).

[LIBERTY LOGO] LIBERTY FINANCIAL

[Recycle Logo] Printed on Recycled Paper with Soybean Inks      D/69m/10-96

[LIBERTY LOGO]

LIBERTY ALL * STAR
EQUITY FUND
------------------------

3rd
Quarter Report
1996

                        --------------------------------
                        LIBERTY ALL * STAR EQUITY FUND

--------------------
Third Quarter Report
Chairman's Letter

To Our Fellow Shareholders:                                      November 1996

The net asset value (NAV) of a common share of the Fund rose from $11.53 on June 30, 1996 to $11.71 on September 30, 1996 after deducting the cash distribution of 28 cents paid to shareholders during the quarter. The market price of a share of the Fund traded in a range from $9.50 to $11.125 before closing the quarter at $11.00. The ending price represented a discount to NAV of 6.1 percent compared with a discount to NAV of 6.8 percent on June 30, 1996. Key investment results and comparisons are noted in the box.

 Fund Performance for the third quarter and nine months ended September 30, 1996. Figures shown for the Fund and the Lipper Growth & Income Mutual Fund Average are total returns, which include income, less fees and other operating expenses. Figures shown for the unmanaged S&P 500 and Dow Jones indices are total returns including income, and for the unmanaged Nasdaq Index are total returns excluding income.
                                                                Latest
                                                 Third           Nine
                                                Quarter         Months
                                                -------         ------
Liberty All-Star Equity Fund:
 Shares Valued at Net Asset Value                 4.2%           14.8%
 Shares Valued at Market Price
    (Dividends Reinvested)                        4.9%            9.3%
Lipper Growth & Income Mutual Fund
   Average                                        2.9%           12.4%
S&P 500 Stock Index                               3.1%           13.5%
Dow Jones Industrial Average                      4.6%           16.8%
Nasdaq Composite Index                            3.5%           16.6%
Fund's Closing Price Range                     $11.125 to      $11.50 to
                                                 $9.75          $9.75
Fund's (Discount)/Premium Range                  -9.2% to        -9.2% to
                                                 -2.1%            1.6%

The stock market continued its advance for the seventh quarter in a row. As the box at the left shows, the Fund's net asset value was up 4.2 percent, which compares favorably with 2.9 percent for the Lipper Growth & Income Mutual Fund Average (the Fund's primary benchmark comparison) and 3.1 percent for the S&P 500 Stock Index. For the nine months of 1996, the Fund's net asset value was up
14.8 percent compared with 12.4 percent for the Lipper Average and 13.5 percent for the S&P 500.

The broad market correction which began about the end of May bottomed out in July. Then the market rebounded to levels above the previous highs by the end of the third quarter and also set new highs in October. Richard Christensen's President's Letter, which follows, provides additional perspective.

We mentioned in the semi-annual report that the Fund's net investment income and realized capital gains for the 1996 tax year would likely exceed the amount required to be distributed under the Fund's 10 percent pay-out policy. We estimate that such excess gains will be approximately 38 cents per share. The Board of Trustees at its October meeting directed that the Fund retain, and not distribute, its net realized long term gains in the amount of this excess. Please refer to the enclosed IMPORTANT TAX NOTICE which describes the information you will receive in January for inclusion in your 1996 income tax filing.

Sincerely,

[/s/ Harold W. Cogger]

Harold W. Cogger
Chairman of the Board of Trustees
Liberty All-Star Equity Fund

                        --------------------------------
                        LIBERTY ALL * STAR EQUITY FUND
--------------------
Third Quarter Report
President's Letter

To Our Fellow Shareholders:                                      November 1996

This summer's market correction was noteworthy mainly in the quickness of the rebound to new highs. The S&P 500 Stock Index peaked at 679 on May 24, dropped to 627 on July 24, then rose to a new high of 687 on September 30. So, the depth of the correction was nearly eight percent over a period of two months, and within only about another two months the market was back to new highs and it set several additional highs in the first half of October. The Nasdaq Composite Index showed a comparable pattern except that its depth of correction at 17 percent was about twice that of the S&P 500.

In the semi-annual report, we pointed out that the S&P 500 had not had a correction of as much as 10 percent in the nearly six year period since 1990, the longest such period without such a correction in the 40 year history of the S&P 500 Stock Index. That record is still intact.

The bull market appears also to remain intact, but at these levels it is vulnerable to negative surprises in corporate earnings, inflation, interest rates and political developments.

The table below shows all the corrections of more than seven percent in the S&P 500 since the Fund commenced operations in late 1986. In the four years 1987 through 1990, we had three such corrections, including the Crash of '87 and the severe correction of '90. In the six years since 1990, we have had only two such corrections, both mild compared with those of 1987 and 1990. The 1996 correction had the shortest recovery time of all five corrections.

     Year            Depth of         Correction Time      Recovery Time          Total Time
  Correction     Correction (from      (from peak to      (from trough to       (from previous
     Began        peak to trough)         trough)            new peak)        peak to new peak)
  ----------     ----------------     ---------------     ---------------     -----------------
     1987               35%                  3 months            20 months            23 months
     1989               10                   4                    4                    8
     1990               20                   3                    4                    7
     1994                9                   2                   10                   12
     1996                8                   2                    2                    4

Please note the announcement on page 4 of the fourth quarter distribution of 31 cents per share which has been declared by the Board of Trustees.

J.P. Morgan Investment Management Inc., which replaced Cooke & Bieler, Inc. as one of the Fund's five Portfolio Managers July 1, 1996, is the subject of the manager interview beginning on page 7. Henry Cavanna, Managing Director, discusses the firm's investment philosophy and decision making process as well as some companies whose stocks the firm has recently bought or sold for its clients.

Sincerely,

[/s/ Richard R. Christensen]

Richard R. Christensen
President and Chief Executive Officer
Liberty All-Star Equity Fund and
Liberty Asset Management Company

----------
Commentary

Managers' Differing Investment Styles
Are Reflected in Portfolio Characteristics

The Portfolio Characteristics table on this page is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's five Portfolio Managers. These differences are a reflection of the fact that each pursues an individual Investment Style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the entire S&P 500 Stock Index.

The Investment Styles practiced by the Fund's five Portfolio Managers are:

Palley-Needelman Asset Management, Inc.
Companies with attractive valuations, sound fundamentals and good prospects.

J.P. Morgan Investment Management Inc.
Medium to large size companies that are undervalued relative to their projected growth rates.

Oppenheimer Capital
Contrarian holdings being overlooked and undervalued by investors.

Columbus Circle Investors
Companies whose growing earnings are not fully reflected in their share prices.

Provident Investment Counsel, Inc.
Companies with fast growing earnings and bright prospects.

-------------------------------------------------------------------------------
Portfolio Characteristics
as of
September 30, 1996

                                                             Palley-      J.P.
                                                            Needelman    Morgan    Oppenheimer
----------------------------------------------------------------------------------------------
Portfolio           1.  Number of Holdings                     38          85          27
                    2.  Percent in Top Ten                     35%        25%          49%
----------------------------------------------------------------------------------------------
Size and Debt           Average Sales or Revenues
                    3.  (billions)                           $14.9      $20.3         $12.8
                    4.  Average Debt/Capital Ratio             33%        38%          44%
----------------------------------------------------------------------------------------------
Profitability       5.  Average Return on Total Capital         9%        10%          13%
                    6.  Average Return on Equity               14%        18%          22%
----------------------------------------------------------------------------------------------
Growth              7.  Average Five-Year Sales
                        Per Share Growth                        5%         9%          14%
                    8.  Average Five-Year Earnings
                        Per Share Growth                       20%        26%          27%
----------------------------------------------------------------------------------------------
Yield               9.  Dividend Yield                        2.6%       2.0%         1.5%
                        Average Five-Year
                   10.  Dividend Payout Ratio                  50%        37%          28%
----------------------------------------------------------------------------------------------
Valuation          11.  Average Price/Earnings Ratio          20.3x      18.5x        13.9x
                   12.  Average Price/Book Value Ratio         2.6x       2.8x         2.6x
----------------------------------------------------------------------------------------------

                   Columbus                  Total     S&P
                    Circle    Provident      Fund   500 Index
-------------------------------------------------------------
Portfolio             54         49            213     500
                      31%        40%           14%     18%
-------------------------------------------------------------
Size and Debt       $12.4       $6.9          $13.4   $23.3
                      28%        31%           35%     33%
-------------------------------------------------------------
Profitability         12%        15%           12%     14%
                      17%        21%           18%     20%
-------------------------------------------------------------
Growth                17%        19%           13%     10%
                      27%        28%           26%     21%
-------------------------------------------------------------
Yield                1.0%       0.6%          1.5%    2.2%
                      25%        16%           31%     43%
-------------------------------------------------------------
Valuation           22.1x      30.5x          19.7X    18.6x
                     3.3x       6.0x           3.1X     3.1x
-------------------------------------------------------------

                        --------------------------------
                        LIBERTY ALL * STAR EQUITY FUND

---------------------------
Fourth Quarter Distribution
Declared

On November 11, the Board of Trustees declared the fourth quarter distribution, which consists entirely of net realized capital gains, of 31 cents per share. The distribution has been declared payable in newly issued shares to all shareholders except those non-participants in the Dividend Reinvestment Plan who specifically elect ("opt-out") to take the distribution in cash by signing and returning an option card. The shares will be valued at the lower of market value or net asset value (but not at a discount of more than five percent from market value).

The distribution will be payable on January 6, 1997 to shareholders of record on November 21, 1996. Shortly after the record date, a mailing will go out to all record shareholders not participating in the Dividend Reinvestment Plan. The mailing will include an option card, which must be signed and returned by December 18, 1996 if the shareholder wishes to receive the distribution in cash. No action is required to receive the distribution in shares. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee should contact their brokerage firm, bank or nominee as to whether they want the distribution in shares or cash.

This form of distribution has proven to be popular with a clear majority of individual shareholders. More than 61 percent of such shareholders took newly issued shares in the third quarter distribution. By taking newly issued shares, shareholders are able to reinvest their capital gains in the Fund so that these gains can build additional value through compounding. Reinvested dividends are a major source of shareholder investment growth as the chart on page 5 clearly demonstrates.

--------------------------
Major Stock Changes in the
Third Quarter

The following are the major ($2.5 million or more) stock changes--both additions and reductions--that were made in the Fund's portfolio during the third quarter of 1996.*

                                                   Shares
                                     ----------------------------------
                                                                  Held
Security Name                        Additions    Reductions    9/30/96
-----------------------------------------------------------------------
Atlantic Richfield Co.                 29,700                    29,700
First Chicago NBD Corp.                58,200                    58,200
MCI Communications Corp.              151,500                   400,900
Safeway, Inc.                          75,000                   171,100
Staples, Inc.                         131,900                   231,900
Texaco, Inc.                           62,600                    62,600
Wal-Mart Stores, Inc.                 224,500                   224,500
Automatic Data Processing, Inc.                    (100,000)          0
Browning Ferris Industries, Inc.                   (183,100)          0
Corestates Financial Corp.                          (60,000)     70,000
Delta Air Lines, Inc.                               (49,900)          0
Federated Department Stores, Inc.                   (95,700)          0
Hewlett-Packard Co.**                               (31,400)     40,900
International Paper Co.                            (119,200)          0
Motorola, Inc.                                     (100,100)     80,000
PepsiCo, Inc.                                       (93,900)     77,900
Telefonakteibolaget LM Ericcson,
  Class B, ADR                                     (176,000)    210,000
3Com Corp.                                          (75,000)          0
Unilever NV ADR                                     (33,600)     11,400
U.S. Robotics Corp.                                 (51,400)     57,800

 *Excludes activity associated with Portfolio Manager change which occurred on
  July 1st.
**Adjusted for stock split

Shareholders'
Investment Growth

A report on per share values, distributions and reinvestment since the Fund's inception

Since its inception, the Fund has maintained an optional Automatic Dividend Reinvestment and Cash Purchase Plan, whereby distributions are automatically invested in additional shares of the Fund. In addition, three rights offerings have allowed investors to acquire additional shares at a discount from the market price. The rights offering in April 1992 allowed investors to acquire one share at $10.05 for every ten shares held; the one in October 1993 allowed investors to acquire one share at $10.41 for every 15 shares held; and the one in September 1994 allowed investors to acquire one share at $9.14 for every 15 shares held.

 As the table on the right shows, an original share, including the rights offering and dividend reinvestment shares, has grown to a net asset value of $41.34 (3.530 shares times the current $11.71 net asset value per share) and a market price value of $38.83 (3.530 shares times the current $11.00 market price per share). Excluding the rights offering shares, an original share has grown to
2.861 shares. Thus, the original share has grown to a net asset value of $33.50 (2.861 shares times the current $11.71 net asset value per share) and a market price value of $31.47 (2.861 shares times the current $11.00 market price per share).



                             [DESCRIPTION OF CHART]


                                       Shares         Shares
               Shares       Per        Purchased      Acquired    Shares
               Owned at     Share      Through        Through     Owned
               Beginning    Distri-    Reinvestment   Rights      at End
Year           of Period    butions    Program        Offering    of Period
---------------------------------------------------------------------------
1987               1.000       $1.18        .140            --        1.140
---------------------------------------------------------------------------
1988               1.140        0.64        .107            --        1.247
---------------------------------------------------------------------------
1989               1.247        0.95        .156            --        1.403
---------------------------------------------------------------------------
1990               1.403        0.90        .168            --        1.571
---------------------------------------------------------------------------
1991               1.571        1.02        .171            --        1.742
---------------------------------------------------------------------------
1992               1.742        1.07        .199         0.1792       2.120
---------------------------------------------------------------------------
1993               2.120        1.255       .266         0.1383       2.524
---------------------------------------------------------------------------
1994               2.524        1.00        .277         .01554       2.956
---------------------------------------------------------------------------
1995               2.956        1.04        .311            --        3.267
---------------------------------------------------------------------------
1996
1st Quarter        3.267        0.29        .083            --        3.350
2nd Quarter        3.350        0.30        .093            --        3.443
3rd Quarter        3.443        0.28        .087            --        3.530
---------------------------------------------------------------------------

               NAV(1)                     Price
               Per          Total       Per          Total
               Share        NAV         Share        Price of
               at End       of Shares   at End       Shares
Year           of Period    Owned       of Period    Owned
-------------------------------------------------------------
1987              $ 7.90       $ 9.01    $ 6           $ 6.84
-------------------------------------------------------------
1988                8.29        10.34      71/4          9.04
-------------------------------------------------------------
1989                9.58        13.44      81/4         11.57
-------------------------------------------------------------
1990                8.92        14.01      73/4         12.18
-------------------------------------------------------------
1991               11.20        19.51     103/4         18.73
-------------------------------------------------------------
1992               10.78        22.85     111/8         23.59
-------------------------------------------------------------
1993               10.40        26.25     111/8         28.08
-------------------------------------------------------------
1994                9.26        27.37      81/2         25.13
-------------------------------------------------------------
1995               11.03        36.04     10-7/8        35.53
-------------------------------------------------------------
1996
1st Quarter        11.42        38.26     113/8         38.11
2nd Quarter        11.53        39.71     10-3/4        37.02
3rd Quarter        11.71        41.34     11            38.83
-------------------------------------------------------------

1) Net Asset Value
2) Rights offering completed in April 1992. One share offered at $10.05 for every 10 shares owned.
3) Rights offering completed in October 1993. One share offered at $10.41 for every 15 shares owned.
4) Rights offering completed in September 1994. One share offered at $9.14 for every 15 shares owned.
5) Includes the $0.18 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end price of 11-1/8.

                        --------------------------------
                        LIBERTY ALL * STAR EQUITY FUND

--------------------------------------------------------------------------------
Top 50
Holdings

As of
September 30, 1996

           Rank
          as of                                                 Value     Percent of
  Rank   6/30/96   Security Name                                ($000)    Net Assets
  ----   -------   ------------------------------------------   ------    ----------
1            1     Microsoft Corp.                             $16,629        1.7%
2            4     Monsanto Co.                                 14,965        1.6
3           15     Intel Corp.                                  14,621        1.5
4            6     Federal Home Loan Mortgage Corp.             13,703        1.4
5            5     May Department Stores Co.                    13,372        1.4
6           13     Computer Associates International, Inc.      12,507        1.3
7            7     First Data Corp.                             11,936        1.3
8           40     Warner-Lambert Co.                           11,675        1.2
9           11     McDonnell Douglas Corp.                      11,550        1.2
10          25     Columbia/HCA Healthcare Corp.                11,398        1.2
11          14     International Business Machines Corp.        11,267        1.2
12          16     Citicorp                                     10,875        1.1
13           9     Cisco Systems, Inc.                          10,830        1.1
14          52     Union Pacific Corp.                          10,731        1.1
15          46     MCI Communications Corp.                     10,273        1.1
16          19     Kimberly-Clark Corp.                         10,113        1.1
17          18     Boeing Co.                                    9,696        1.0
18          33     Pfizer, Inc.                                  9,653        1.0
19          24     General Electric Co.                          9,237        1.0
20          27     Federal National Mortgage Assoc.              8,719        0.9
21          60     Providian Corp.                               8,514        0.9
22          10     EXEL Limited                                  8,340        0.9
23          43     Xerox Corp.                                   8,071        0.8
24          29     Travelers Group, Inc.                         7,860        0.8
25          30     Triton Energy Corp.                           7,608        0.8
26          85     Medtronic, Inc.                               7,599        0.8
27          84     Gillette Co.                                  7,494        0.8
28          47     Fleet Financial Group, Inc.                   7,467        0.8
29          53     AFLAC, Inc.                                   7,455        0.8
30           2     Avon Products, Inc.                           7,444        0.8
31          59     Progressive Corp.                             7,443        0.8
32          93     Bausch & Lomb, Inc.                           7,368        0.8
33         123     Safeway, Inc.                                 7,293        0.8
34          37     Service Corp. International                   7,175        0.8
35          62     Cardinal Health, Inc.                         7,097        0.7
36          54     Oracle Corp.                                  6,725        0.7
37          32     Sprint Corp.                                  6,609        0.7
38          56     ConAgra, Inc.                                 6,545        0.7
39          44     Eastman Kodak Co.                             6,531        0.7
40          22     American Greetings Corp.                      6,441        0.7
41          42     American Stores Co.                           6,332        0.7
42          79     MBNA Corp.                                    6,255        0.7
43          50     HFS, Inc.                                     6,019        0.6
44          55     Parker-Hannifin Corp.                         6,019        0.6
45          63     Arrow Electronics, Inc.                       6,008        0.6
46          34     Pharmacia & Upjohn, Inc.                      5,990        0.6
47          48     Exxon Corp.                                   5,977        0.6
48          36     Transamerica Corp.                            5,939        0.6
49         NEW     Allegheny Teledyne, Inc.                      5,924        0.6
50         NEW     Wal-Mart Stores, Inc.                         5,921        0.6

                        --------------------------------
                        LIBERTY ALL * STAR EQUITY FUND


[Cavanna Photo]

Henry D. Cavanna
J. P. Morgan Investment
Management Inc.

Manager Interview
-------------------------

At J. P. Morgan, a
Systematic, Proprietary
Process Uncovers
Value that Others
Overlook

J. P. Morgan Investment Management Inc. is the newest of the Fund's five investment managers. A value style equity manager, J. P. Morgan concentrates on individual stock selection, rather than sector rotation, style/theme investing or market timing. Twenty-five senior research analysts rank stocks by quintiles within 18 economic sectors. The process produces a portfolio with above-market earnings and dividend growth, but price-to-book and price-to-earnings ratios that are below or in line with the market. We recently had the opportunity to interview Managing Director Henry D. Cavanna, a senior equity portfolio manager in J. P. Morgan Investment's Equity and Balanced Accounts Group. The Fund Manager, Liberty Asset Management Company (LAMCO), serves as the moderator for the interview.

LAMCO: Since this is your first interview for a Fund report, perhaps we could start with some background with regard to your firm.

Cavanna: J. P. Morgan Investment Management is a wholly-owned subsidiary of
J. P. Morgan & Co., which is a large global financial services firm whose stock is traded on the New York Stock Exchange. J. P. Morgan Investment Management manages about $193 billion worldwide and has some 1,500 employees. We've been managing money for a long time, in fact, since the early 1900s on the private client side and since the early 1940s for institutional clients. The earlier date goes back to the old Morgan banking partnership. It's interesting to note that in the banking crisis of 1907, before there was a Federal Reserve System, J. P. Morgan himself stepped in and personally provided liquidity to stem the crisis. Now, what's significant about that little bit of history in 1907 and all the years since then is that within the firm today there exists a culture of excellence. Essentially, it comes down to believing in the business and providing absolutely first class service to our clients. There are high standards of conduct here and they're inseparable from the way we do business.

LAMCO: That sets the stage for a question concerning your investment philosophy and style. Can you give us a summary?

Cavanna: The cornerstone of our philosophy rests on what we call an information advantage. What we mean by that is proprietary, fundamental research performed by a very large team of analysts that does nothing but support our investment management efforts. This research effort is not sold to anyone, it's not published, it has nothing to do with any other part of this organization.

The second part of our philosophy is to capture and present this research in an organized fashion. In other words, to use this research in a more systematic way than other firms perhaps would. We employ a dividend discount model as our principal tool for coming up with a value and a ranking for companies that are purchase candidates.

So, it's two things that really encompass our investment philosophy: One is to build this information advantage through in-house, fundamental, proprietary research. The second is to capture that research and organize it in
                                                           Continued on page 8

--------------------------------------------------------------------------------
The views expressed in this interview represent the manager's views at the time of discussion and are subject to change.
--------------------------------------------------------------------------------

                        --------------------------------
                        LIBERTY ALL * STAR EQUITY FUND

Continued from page 7

a disciplined fashion utilizing a dividend discount model.

LAMCO: Could you explain a little further how you use your dividend discount model to value stocks?

Cavanna: It's a tool that can be thought of as a very simple way of coming up with a value for a company. For instance, it can reduce General Electric--a complicated, global company with the largest market cap in the world--to a single number, which is its long-term expected return. A tremendous amount of understanding and analysis goes into coming up with that number, and our portfolio managers know a lot about that company from experience and from meeting with management. But, right away, we can narrow the field to those companies that look the cheapest, bearing in mind that we're not necessarily looking for the best companies, we're looking for the most undervalued companies.

   The other desirable characteristic of a dividend discount model is that it forces you to focus on the longer-term determinants of value. We believe strongly that what determines whether a company is undervalued or not is its ability to generate earnings and dividend growth on a longer-term basis, not on a short-term basis. The market is very focused on short-term events, especially with all the communications media and technology that make information available instantaneously. We're trying to look at the world and--while not ignoring the short term--focus principally on longer-term prospects.

LAMCO: How would you describe your own practice of value style investing?

Cavanna: Price will determine whether we buy something. But, our value discipline is different than a lot of traditional value managers, many of whom will focus more on ratios such as price/earnings, price-to-book or dividend yield. We're trying to look ahead at a company's ability to grow on a longer-term basis, and therefore we're looking at future P/Es, future yields, and so forth. The other thing is that we're going to own stocks in every sector. A value manager is generally not going to buy a consumer staple stocks, because very few of them are ever going to be cheap. We're going to try to buy the cheapest consumer staple stock, and we're going to buy the cheapest technology stocks and the cheapest energy stocks. So, our sector diversification also differentiates us from other value managers. This also ties back to our research discipline in that we believe stock selection within market sectors, rather than across market sectors and industry groups, is of primary importance.

LAMCO: Let's focus for a moment on your research and how it adds value.

Cavanna: We think the value of research is greater within a sector than it is across sectors. For instance, we have an auto industry analyst who can focus 100 percent of the time on following a particular group of companies, becoming a true industry expert. We're going to get a lot more value from that effort than we are trying to decide whether one analyst's stocks are more attractive or less attractive than another analyst's view of stocks in other sectors.

Creating the information advantage is where our investment process starts.

 ...............................................................................

". . . our investment philosophy . . . is to build an information advantage through fundamental, proprietary research . . . and to capture that research and organize it in a disciplined fashion utilizing a dividend discount model."

 ...............................................................................

                        --------------------------------
                        LIBERTY ALL * STAR EQUITY FUND

Then, we organize that information using our dividend discount model. Ultimately, the research supports our team of eight portfolio managers that selects among those companies that are the cheapest based on a dividend discount ranking. By the way, that not only gives us a buy discipline, it gives us a sell discipline.

LAMCO: Perhaps you could explain.

Cavanna: Using the dividend discount model, we arrange the stocks within an industry group into quintiles according to their long-term expected return. We want to buy stocks that are the cheapest--the 20 percent that are in the first quintile or those that are in the second quintile. The flip side of that is that once a stock appreciates in value it may move down to the fourth or fifth quintile, and at that point a lot of its future value is reflected in its current stock price and it is a candidate to be sold. We're going to sell and reinvest all over again in another company whose prospects haven't been realized.

   There is also a qualitative factor in this. It's the art in the business--the confidence and judgment that come from experience and from meeting managements and gaining a deeper understanding of these companies. We also try to look for a catalyst--something that will trigger the realization of value over a one-year time frame. This catalyst can be a new product, new strategic initiative, reorganization, cost cutting, or some combination of individual factors. Sometimes, it could be external; maybe the business is depressed on a cyclical basis and you expect that's going to change.

 ...............................................................................

". . . our value discipline is different than a lot of traditional value managers . . . we're trying to look ahead at a company's ability to grow on a long-term basis . . . and we're going to own stocks in every sector."

 ...............................................................................

LAMCO: Can you give us an example of the process in action?

Cavanna: Union Carbide is a good one. The consensus forecast assigns Union Carbide a mediocre industry ranking. But, we draw a different conclusion--in large part because we're willing to take a longer term view of Union Carbide. That's because, above all, it's a basic industry company and its earnings are going to be heavily influenced by the chemical industry cycle. It has a big position in many commodity chemical products. During a period of time, such as the present, when the chemical cycle is past its peak and the economy appears to be slowing, the market will conclude, if it focuses on short-term prospects for Union Carbide, that the company's earnings will decline relative to prior periods.

   But we see a larger and larger percentage of this company being less susceptible to economic cycles. We estimate that more than three-quarters of the company's earnings come from less cyclical specialty and intermediate chemicals. In addition, we've met Union Carbide management many times and we know this company continues to cut costs, has entered into a number of joint ventures that leverage its process technology and that it is a company that's very sensitive to increasing shareholder value. All of this gives us a high degree of confidence that even if the value doesn't get recognized by the market, management will take steps to realize shareholder value.

LAMCO: Can you tell us about one or two other stocks that are in the Fund's portfolio as a result of your approach?

Cavanna: We recently added Forest Labs, a mid-sized drug

                                                          Continued on page 10

                        --------------------------------
                        LIBERTY ALL * STAR EQUITY FUND

Continued from page 9

company. Forest Labs doesn't do any basic research, like a lot of drug companies. What it does is license from other companies around the world. Forest Labs has been a high growth company for the last 15 years, averaging 20 to 25 percent growth annually over that period. But, it recently stumbled. Fiscal year earnings are going to go from more than $2 a share to something around $1.30. This is where Morgan gets interested.

    We know this company very well and we know that its earnings came under pressure partly because of product transition, which is a big deal in a drug company, and partly because Forest Labs increased its spending to build up a larger sales force to market new drugs in the future. So, it is in between on the product side and it is increasing expenses to build for the future. Through our own analysis and contacts with management, we feel sufficiently confident that this is a temporary phenomena and that we will start seeing a resumption in traditional growth rates during the next 12 months. At some point within the next two to three years we will see earnings of $3 or more a share for this company.

    Another one is First USA, a leading credit card issuer. Over the past six months, credit delinquencies have been rising and we're late in the economic cycle, a time when you start to see people delay paying off their credit card balances. Those factors impact investors' attitudes towards companies that are totally dependent on credit cards. Why would we own First USA? Number one, it's a very good credit card company. We think of First USA as a very low cost provider. What's more, consumer credit, while it may be cyclical, continues to add to its share of credit transactions. And, fears of the credit cycle has led investors to assign very little premium to this company's ability to grow longer term. We think that First USA will manage its way through this short-term stress and look very attractive in the future.

 One more company is interesting because we sold it and bought it back--albeit with a little twist. Keep in mind that two things are going to lead us to sell: price, which is the most important, and an increase in the value of a stock within its sector. NationsBank is a super regional bank that, purely on a price basis, went from the first to the third quintile and was sold. Then, it acquired Boatmen's Bank of St. Louis in an $8.7 billion deal. Its stock declined from the low 90s to the low 80s, but we had sold our position prior to the announcement of the acquisition. However, when we heard management's rationale for the acquisition and its plans for the future, we looked at the stock very closely. We decided we could buy it more cheaply by investing in Boatmen's stock rather than NationsBank because Boatmen's was selling at a discount. Once the acquisition is complete, this should prove to be an effective way to have repurchased NationsBank.

LAMCO: Do you have another example of your sell discipline at work?

Cavanna: Yes, a company we've sold is Melville, which is a retailer that has gone through a major reorganization by selling off a lot of businesses. It sold Marshall's; a toy business, K-Bee Toys; and it's in the process of spinning off its shoe business, Footstar, which includes Thom McCann. What Melville is going to be left with is CVS, our favorite discount drug chain. Going forward, CVS will account for virtually the entire company. All of these steps have been taken over the last year and we were benefiting from them. But, the stock now

 ...............................................................................

"We try to look for a catalyst -- something that will trigger the realization of value over a one-year time frame."

 ...............................................................................

                        --------------------------------
                        LIBERTY ALL * STAR EQUITY FUND


commands a discount drug P/E multiple, and that is much higher than the old Melville. CVS is one of the best regional drug chains, but it's no longer inexpensive. It's probably on the radar screens of managers who are much more growth oriented than we are. For someone who has a value discipline like ours, there wasn't a whole lot more value on the table, so we sold Melville.

LAMCO: A final question. Would you comment on your long-term performance target, which is to return two percent (before fees and expenses) over the S&P 500 Index? Over most longer-term periods you've reached your goal--even though the S&P benchmark has performed exceptionally well in recent years.

Cavanna: We're pleased that we have reached that goal. It's fair to say that if we maintain our information advantage, have good people doing the analysis, continue to follow our process in a disciplined fashion and diversify by sector, we should be able to add value over the market by providing an excess return of around two percent. Equally important, over the longer term we should also be able to deliver more consistent returns.*

Distribution Policy

   Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly installments of 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10% pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the minimum amount required to be distributed under the 10% pay-out policy, the Fund may, in its discretion, retain and not distribute net long-term capital gains to the extent of such excess, and has elected to do so for 1996 (see enclosed Important Tax Notice).

Dividend Reinvestment Plan

   Through the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan, the Fund's shareholders have the opportunity to have their dividends and distributions automatically reinvested in additional shares of the Fund.

   Participating shareholders have been rewarded as a result of the consistent reinvestment of distributions. Each share of the Fund owned by shareholders who have participated in the Dividend Reinvestment Program since the Fund began operations in 1986 would have grown to 2.861 shares as of September 30, 1996. These shares have a total net asset value of $33.50. Shareholders are kept apprised of the status of their account through quarterly statements.

   For complete information and enrollment forms, please call Investor Assistance toll-free at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 AM and 5 PM Eastern time.

                       ------------------------------
                       LIBERTY ALL * STAR EQUITY FUND

Schedule of Investments as of September 30, 1996
(Unaudited)

Common Stocks (97.7%)

                                                             Shares     Market Value
Aerospace (2.4%)
Boeing Co.                                                   102,600    $  9,695,700
Lockheed Martin Corp.                                         20,500       1,847,562
McDonnell Douglas Corp.                                      220,000      11,550,000
                                                                        ------------
                                                                          23,093,262
                                                                        ------------
Auto, Tires & Accessories (0.9%)
AutoZone, Inc. (a)                                           131,800       3,822,200
Cooper Tire & Rubber Co.                                     111,300       2,406,862
General Motors, Inc.                                          54,800       2,630,400
                                                                        ------------
                                                                           8,859,462
                                                                        ------------
Banks (5.2%)
BankAmerica Corp.                                             10,500         862,312
Boatmen's Bancshares                                          33,600       1,877,400
Chase Manhattan Corp.                                         59,900       4,799,488
Citicorp                                                     120,000      10,875,000
Corestates Financial Corp.                                    70,000       3,027,500
First Chicago NBD Corp.                                       58,200       2,633,550
First Hawaiian, Inc.                                          31,000         961,000
Firstar Corp.                                                 44,200       2,132,650
Fleet Financial Group, Inc.                                  167,800       7,467,100
MBNA Corp.                                                   180,000       6,255,000
NationsBank Corp.                                             33,100       2,875,563
Standard Federal Bankcorporation                              42,300       1,935,225
Summit Bancorp                                                30,000       1,192,500
Wells Fargo & Co.                                             12,000       3,120,000
                                                                        ------------
                                                                          50,014,288
                                                                        ------------
Broadcasting & Cable (0.9%)
British Sky Broadcasting Group ADR                            80,000       4,400,000
Tele-Communications Liberty Media, Inc., Class A (a)          75,350       2,156,894
Turner Broadcasting Systems                                   44,100       1,245,825
Viacom, Inc., Class B (a)                                     19,300         685,150
                                                                        ------------
                                                                           8,487,869
                                                                        ------------
Business Services (1.8%)
AccuStaff, Inc. (a)                                           70,000       1,811,250
Autodesk, Inc.                                                26,300         680,512
Electronic Data Systems Corp.                                 50,000       3,068,750
First Data Corp.                                             146,227      11,935,779
                                                                        ------------
                                                                          17,496,291
                                                                        ------------
Chemicals (2.6%)
Dupont (E.I.) De Nemours & Co.                                33,800       2,982,850
IMC Global                                                    38,400       1,502,400
Monsanto Co.                                                 410,000      14,965,000
Union Carbide Corp.                                          123,400       5,630,125
                                                                        ------------
                                                                          25,080,375
                                                                        ------------
Computer & Business Equipment (10.3%)
Adobe Systems, Inc.                                           21,800         812,050
Advanced Micro Devices,
  Inc. (a)                                                    46,000         678,500
Apple Computer                                                95,100       2,110,031
Broderbund Software, Inc. (a)                                 20,500         594,500
Ceridian Corp. (a)                                            40,000       2,000,000

Computer & Business Equipment (continued)
Cisco Systems, Inc. (a)                                      174,500    $ 10,829,906
Computer Associates International, Inc.                      209,325      12,507,169
Computer Sciences Corp. (a)                                   40,000       3,075,000
Danka Business Systems ADR                                    40,000       1,590,000
HBO & Co.                                                     40,400       2,696,700
Hewlett-Packard Co.                                           40,900       1,993,875
Intel Corp.                                                  153,200      14,621,025
International Business Machines Corp.                         90,500      11,267,250
Microsoft Corp. (a)                                          126,100      16,629,437
Oracle Corp. (a)                                             158,000       6,724,875
Softkey International, Inc. (a)                               41,900         811,813
SunGard Data Systems,
  Inc. (a)                                                    30,000       1,350,000
Xerox Corp.                                                  150,500       8,070,562
                                                                        ------------
                                                                          98,362,693
                                                                        ------------
Construction (1.4%)
Foster-Wheeler Corp.                                         125,800       5,503,750
Masco Corp.                                                  170,000       5,100,000
USG Corp. (a)                                                 90,300       2,675,138
                                                                        ------------
                                                                          13,278,888
                                                                        ------------
Consumer Products (2.4%)
Gucci Group NV ADR                                            40,000       2,900,000
Nike, Inc., Class B                                           20,100       2,442,150
Procter & Gamble Co.                                          48,700       4,748,250
Ralston-Ralston Purina Group                                  48,400       3,315,400
Tommy Hilfiger Corp. (a)                                      42,000       2,488,500
Unilever NV ADR                                               11,400       1,796,925
Whirlpool Corp.                                              108,200       5,477,625
                                                                        ------------
                                                                          23,168,850
                                                                        ------------
Cosmetics & Toiletries (1.8%)
Avon Products, Inc.                                          150,000       7,443,750
Colgate-Palmolive Co.                                         10,700         929,563
Gillette Co.                                                 103,900       7,493,788
International Flavors & Fragrances, Inc.                      23,000       1,003,375
                                                                        ------------
                                                                          16,870,476
                                                                        ------------
Diversified (3.5%)
AlliedSignal, Inc.                                            42,200       2,779,925
Coltec Industries (a)                                         59,900         958,400
Cooper Industries, Inc.                                       70,300       3,040,475
General Electric Co.                                         101,500       9,236,500
Hanson PLC ADR                                               370,000       4,578,750
ITT Industries, Inc.                                          38,900         938,463
Minnesota Mining & Manufacturing Co.                          73,800       5,156,775
Parker-Hannifin Corp.                                        143,300       6,018,600
Temple-Inland, Inc.                                           10,900         574,975
                                                                        ------------
                                                                          33,282,863
                                                                        ------------
Drugs & Health Care (11.7%)
Alza Corp. (a)                                                98,400       2,644,500
American Home Products Corp.                                  77,000       4,908,750
Amgen, Inc. (a)                                               70,000       4,418,750

                        ------------------------------
                        LIBERTY ALL * STAR EQUITY FUND

Schedule of Investments (continued)

Common Stocks -- continued

                                                             Shares     Market Value

Drugs & Health Care (continued)
Bausch & Lomb, Inc.                                          200,500    $  7,368,375
Boston Scientific Corp. (a)                                   55,000       3,162,500
Cardinal Health, Inc.                                         85,900       7,097,488
Ciba-Geigy AG ADR                                             89,500       5,739,188
Columbia/HCA Healthcare Corp.                                200,400      11,397,751
Elan Corp. ADR (a)                                            70,000       2,091,250
Forest Laboratories, Inc. (a)                                 72,400       2,615,450
HEALTHSOUTH Corp. (a)                                        100,000       3,837,500
Humana, Inc. (a)                                             139,400       2,822,850
Johnson & Johnson                                            111,700       5,724,625
Medtronic, Inc.                                              118,500       7,598,812
Merck & Co., Inc.                                             75,000       5,278,125
Oxford Health Plans, Inc. (a)                                 80,000       3,980,000
Pfizer, Inc.                                                 122,000       9,653,250
Pharmacia & Upjohn, Inc.                                     145,200       5,989,500
SmithKline Beecham ADR                                        29,800       1,814,075
United Healthcare Corp.                                       48,900       2,035,463
Warner-Lambert Co.                                           176,900      11,675,400
                                                                        ------------
                                                                         111,853,602
                                                                        ------------
Electrical Utilities (0.8%)
Schedule of Investments (continued)                           50,000       1,968,750
Entergy Corp.                                                 28,400         766,800
Illinova Corp.                                                23,700         628,050
Pacific Gas & Electric Co.                                    85,100       1,850,925
Pinnacle West Capital Corp.                                   30,400         900,600
Western Resources, Inc.                                       51,700       1,505,762
                                                                        ------------
                                                                           7,620,887
                                                                        ------------
Electronics & Electrical Equipment (4.2%)
Adaptec, Inc. (a)                                             57,500       3,450,000
Analog Devices, Inc. (a)                                      70,000       1,898,750
Arrow Electronics, Inc. (a)                                  135,000       6,007,500
Atmel Corp. (a)                                               82,400       2,544,100
EMC Corp. (a)                                                 89,300       2,020,412
General Instruments Corp. (a)                                 85,100       2,106,225
General Motors Corp.,
  Class H                                                     48,800       2,818,200
Grainger (W.W.), Inc.                                         21,100       1,482,275
Harris Corp.                                                  28,500       1,856,062
Honeywell, Inc.                                               51,600       3,257,250
Perkin-Elmer Corp.                                            37,900       2,193,462
Raytheon Co.                                                 105,000       5,840,625
Sensormatic Electronics Corp.                                 45,600         815,100
Tyco International Ltd.                                       85,400       3,682,875
                                                                        ------------
                                                                          39,972,836
                                                                        ------------
Financial Services (7.0%)
Associates First Capital Corp.                                86,100       3,530,100
Countrywide Credit Industries, Inc.                          150,000       3,843,750
CUC International, Inc. (a)                                   60,000       2,392,500
Dean Witter Discover & Co. (a)                                33,000       1,815,000
Federal Home Loan Mortgage Corp.                             140,000      13,702,500
Federal National Mortgage Assoc.                             250,000       8,718,750

Financial Services (continued)
First USA, Inc.                                               92,600    $  5,127,725
Green Tree Financial Corp.                                   129,600       5,086,800
H & R Block, Inc.                                            135,000       4,016,250
Merrill Lynch & Co., Inc.                                     40,700       2,670,937
Morgan Stanley Group, Inc.                                   110,000       5,472,500
Paychex, Inc.                                                 42,000       2,436,000
Travelers Group, Inc.                                        160,000       7,860,000
                                                                        ------------
                                                                          66,672,812
                                                                        ------------
Food & Beverage (2.2%)
Campbell Soup Co.                                             23,200       1,809,600
ConAgra, Inc.                                                132,900       6,545,325
CPC International                                             22,000       1,647,250
Dole Foods, Inc.                                             140,000       5,880,000
Kellogg Co.                                                   42,700       2,940,963
PepsiCo, Inc.                                                 77,900       2,200,675
                                                                        ------------
                                                                          21,023,813
                                                                        ------------
Hotels & Leisure (1.8%)
Brunswick Corp.                                              230,000       5,520,000
HFS, Inc. (a)                                                 90,000       6,018,750
Hilton Hotels Corp.                                          104,800       2,973,700
Mirage Resorts, Inc. (a)                                     100,000       2,562,500
                                                                        ------------
                                                                          17,074,950
                                                                        ------------
Industrial Equipment (0.4%)
Crown Cork & Seal Co., Inc.                                   72,000       3,321,000
                                                                        ------------
Insurance (5.9%)
AFLAC, Inc.                                                  210,000       7,455,000
Allstate Corp.                                                95,900       4,723,075
American International Group, Inc.                            45,000       4,533,750
Aon Corp.                                                    102,450       5,557,912
EXEL Limited                                                 240,000       8,340,000
MGIC Investment Corp.                                         55,000       3,705,625
Progressive Corp.                                            130,000       7,442,500
Providian Corp.                                              198,000       8,514,000
Transamerica Corp.                                            85,000       5,939,375
                                                                        ------------
                                                                          56,211,237
                                                                        ------------
Metals & Mining (1.3%)
Allegheny Teledyne, Inc.                                     261,827       5,923,836
Aluminum Co. of America                                       24,200       1,427,800
Freeport-McMoRan Copper & Gold, Inc., Class A                175,000       5,468,750
                                                                        ------------
                                                                          12,820,386
                                                                        ------------
Oil & Gas (7.1%)
Anadarko Petroleum Co.                                        36,800       2,056,200
Atlantic Richfield Co.                                        29,700       3,786,750
Burlington Resources, Inc.                                    38,400       1,704,000
Diamond Shamrock, Inc.                                        60,600       1,886,175
Enron Corp.                                                   67,800       2,762,850
Exxon Corp.                                                   71,800       5,977,350
Kerr-McGee Corp.                                              71,200       4,334,300
Mobil Corp.                                                   45,100       5,220,325
Repsol SA ADR                                                144,500       4,786,563
Royal Dutch Petroleum Co. ADR                                 37,300       5,823,463

                         ------------------------------
                         LIBERTY ALL * STAR EQUITY FUND

Schedule of Investments (continued)

Common Stocks -- continued

                                                             Shares     Market Value

Oil & Gas (continued)
Schlumberger Ltd.                                             64,100    $  5,416,450
Sonat, Inc.                                                   41,700       1,845,225
Sun Co., Inc.                                                 92,800       2,134,400
Texaco, Inc.                                                  62,600       5,759,200
Tosco Corp.                                                   30,000       1,646,250
Triton Energy Corp. (a)                                      170,000       7,607,500
USX-Marathon Group                                           234,800       5,077,550
                                                                        ------------
                                                                          67,824,551
                                                                        ------------
Paper (1.8%)
Champion International Corp.                                 120,000       5,505,000
Georgia-Pacific Corp.                                         24,400       1,930,650
Kimberly-Clark Corp.                                         114,756      10,112,873
                                                                        ------------
                                                                          17,548,523
                                                                        ------------
Photographic Equipment & Supplies (0.7%)
Eastman Kodak Co.                                             83,200       6,531,200
                                                                        ------------
Pollution Control (0.8%)
Republic Industries, Inc. (a)                                100,000       2,900,000
WMX Technologies, Inc.                                       139,700       4,592,637
                                                                        ------------
                                                                           7,492,637
                                                                        ------------
Publishing (2.0%)
American Greetings Corp.                                     225,000       6,440,625
Gannett Co., Inc.                                             78,600       5,531,475
R.R. Donnelley & Sons Co.                                    120,000       3,870,000
Time Warner, Inc.                                             81,300       3,140,212
                                                                        ------------
                                                                          18,982,312
                                                                        ------------
Retail Trade (5.6%)
American Stores Co.                                          158,300       6,332,000
Circuit City Stores, Inc.                                     62,600       2,261,425
Dayton Hudson Corp.                                           76,500       2,524,500
Home Depot, Inc.                                              67,900       3,861,812
May Department Stores Co.                                    275,000      13,371,875
Safeway, Inc. (a)                                            171,100       7,293,138
Staples, Inc. (a)                                            231,900       5,145,282
Toys R Us, Inc. (a)                                          174,000       5,067,750
Wal-Mart Stores, Inc.                                        224,500       5,921,187
Wendy's International, Inc.                                   88,700       1,907,050
                                                                        ------------
                                                                          53,686,019
                                                                        ------------
Services (0.8%)
Service Corp. International                                  237,200    $  7,175,300
                                                                        ------------
Telecommunications (7.5%)
Ascend Communications,
  Inc. (a)                                                    36,400       2,406,950
Asia Satellite Telecommunications Holding Ltd. ADR (a)        50,000       1,343,750
AT&T Corp.                                                    51,200       2,675,200
Bay Networks, Inc. (a)                                        35,700         972,825
Bell Atlantic Corp.                                           15,500         928,062
British Telecommunications PLC ADR                            15,000         838,125
GTE Corp.                                                     47,700       1,836,450
Lucent Technologies, Inc.                                    118,800       5,449,950
MCI Communications Corp.                                     400,900      10,273,062
Motorola, Inc.                                                80,000       4,130,000
Nokia Corp. ADR                                              110,000       4,867,500
QUALCOMM, Inc. (a)                                            53,800       2,286,500
SBC Communications, Inc.                                      89,500       4,307,188
Sprint Corp.                                                 170,000       6,608,750
Tele-Communications TCI Group, Class A (a)                   236,200       3,528,237
Tele Danmark ADR                                              60,000       1,417,500
Telefonakteibolaget LM Ericsson, Class B, ADR                210,000       5,328,750
U.S. Robotics Corp. (a)                                       57,800       3,735,325
US West Communications Group                                  91,900       2,734,025
Worldcom, Inc. (a)                                           256,100       5,474,137
                                                                        ------------
                                                                          71,142,286
                                                                        ------------
Transportation (2.8%)
AMR Corp. (a)                                                 70,000       5,573,750
Burlington Northern, Inc.                                     66,500       5,610,938
Consolidated Freightways                                      75,200       1,842,400
Southwest Airlines Co.                                       112,800       2,580,300
Union Pacific Corp.                                          146,500      10,731,125
                                                                        ------------
                                                                          26,338,513
                                                                        ------------
Total Common Stocks (Cost $686,629,630)                                  931,288,181
                                                                        ------------

                                         Interest   Maturity        Par
Short-term Investments (3.1%)              Rate       Date         Value       Market Value
-------------------------------------------------------------------------------------------
Commercial Paper (2.3%)
American Express Credit Corp.              5.29%    11/12/96    $6,000,000     $ 6,000,000
Bell Atlantic Network Funding Corp.        5.31     10/08/96     2,000,000       1,997,935
Beneficial Corp.                           5.32     10/03/96     2,300,000       2,299,320
Chevron Oil Financial                      5.28     10/10/96       960,000         958,733
Dean Witter Discover                       5.30     10/04/96     2,000,000       1,999,117
Exxon Asset Management                     5.18     10/01/96     2,400,000       2,400,000
Goldman Sachs Group                        5.34     10/10/96     1,500,000       1,497,998
Prudential Funding Corp.                   5.40     10/08/96     2,100,000       2,097,795
UBS Financial                              5.33     10/03/96     3,000,000       2,999,112
                                                                               -----------
                                                                                22,250,009
                                                                               -----------

                         ------------------------------
                         LIBERTY ALL * STAR EQUITY FUND

                                                                                                     Market Value
-----------------------------------------------------------------------------------------------------------------
Repurchase Agreement (0.8%)
Lehman Securities Corp. dated 09/30/96, 5.68%, to be purchased at $7,549,190 on 10/01/96, collateralized by U.S. Treasury notes with various maturities to 2019, with a current market value
of $7,732,320                                                                                        $  7,548,000
                                                                                                     ------------
Total Short-term Investments (Cost $29,798,009)                                                        29,798,009
                                                                                                     ------------
Total Investments (100.8%) (Cost $716,427,639)                                                        961,086,190
                                                                                                     ------------
Other Assets and Liabilities, Net (-0.8%)                                                              (7,495,079)
                                                                                                     ------------
Net Assets (100.0%)                                                                                  $953,591,111
                                                                                                     ============
Net Asset Value Per Share (81,444,895 shares outstanding)                                                  $11.71
                                                                                                     ============
Notes to Schedule of Investments:
(a) Non-income producing security.
    Gross unrealized appreciation and depreciation of investments at September
    30, 1996 is as follows:
     Gross unrealized appreciation                                                                   $256,314,949
 Gross unrealized depreciation                                                                        (11,656,398)
                                                                                                     ------------
 Net unrealized appreciation                                                                         $244,658,551
                                                                                                     ============


Acronym                 Name
-------       ---------------------------
 ADR          American Depository Receipt

Per Share
Changes in
Net Assets

                                         Nine months
                                            ended                          Year ended December 31,
                                      September 30, 1996   -----------------------------------------------------
                                         (Unaudited)        1995       1994         1993         1992       1991
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of
  period                                    $11.03         $ 9.26     $10.40       $10.78       $11.20     $ 8.92
                                            ------         ------     ------       ------       ------     ------
Net investment income                         0.07           0.10       0.11         0.12         0.16       0.17
Distributions declared                       (0.87)         (1.04)     (1.00)       (1.07)       (1.07)     (1.02)
Change due to rights offering                                          (0.05)(a)    (0.03)(a)    (0.05)(a)
Net realized and unrealized gain
  (loss) on investments                       1.48           2.71      (0.20)        0.78         0.54       3.13
Provision for Federal income tax                                                    (0.18)
                                            ------         ------     ------       ------       ------     ------
Net asset value at end of period            $11.71         $11.03     $ 9.26       $10.40       $10.78     $11.20
                                            ======         ======     ======       ======       ======     ======


(a) Effect of ALL-STAR's rights offering for shares at a price below net asset value.